UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 1, 2013

OGE ENERGY CORP.
(Exact Name of Registrant as Specified in Its Charter)

Oklahoma
(State or Other Jurisdiction of Incorporation)

1-12579	73-1481638
(Commission File Number)	(IRS Employer Identification No.)

321 North Harvey, P.O. Box 321, Oklahoma City, Oklahoma	73101-0321
(Address of Principal Executive Offices)	(Zip Code)

405-553-3000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 7, 2013, OGE Energy Corp. ("OGE Energy") filed a Current Report on Form 8-K (the "Initial Form 8-K") to disclose that on May 1, 2013, OGE Energy, two affiliates of ArcLight Capital Partners, LLC, and CenterPoint Energy, Inc. ("CenterPoint"), completed the formation of the previously announced joint venture to own and operate the midstream business of OGE Energy and the midstream businesses of CenterPoint (the "CenterPoint Energy Midstream Entities").

This Current Report on Form 8-K/A amends the Initial Form 8-K to include the financial statements required by Item 9.01(a)(1) and the pro forma financial information required by Item 9.01(b) of Form 8-K, which were not previously filed with the Initial Form 8-K and, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K, may be filed pursuant to an amendment not later than 71 calendar days after the date the Initial Form 8-K was required to be filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The CenterPoint Energy Midstream Entities' audited statements of combined income, comprehensive income, cash flows and parent net equity for the three years ended December 31, 2012 and audited combined balance sheets as of December 31, 2012 and 2011, and the notes related thereto, are filed as Exhibit 99.01 hereto and incorporated by reference herein.

The CenterPoint Energy Midstream Entities' unaudited statements of combined income, comprehensive income and cash flows for the three months ended March 31, 2013 and 2012 and unaudited condensed combined balance sheets as of March 31, 2013 and December 31, 2012, and the notes related thereto, are filed as Exhibit 99.02 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information

OGE Energy's unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2012 and the three months ended March 31, 2013 and unaudited pro forma condensed combined balance sheet as of March 31, 2013, and the notes related thereto, are filed as Exhibit 99.03 hereto and incorporated herein by reference. Such unaudited pro forma condensed financial statements are not necessarily indicative of the operating results or financial position that actually would have been achieved if the transaction had occurred on the dates indicated or that may be achieved in future periods.

(d) Exhibits

Exhibit Number	Description

23.01	Consent of Deloitte & Touche LLP
99.01	CenterPoint Energy Midstream Entities' audited combined financial statements and related notes:
• Audited statements of combined income, comprehensive income, cash flows and parent net equity for the three years ended December 31, 2012
• Audited combined balance sheets as of December 31, 2012 and 2011
99.02	CenterPoint Energy Midstream Entities' unaudited combined financial statements and related notes:
• Unaudited statements of combined of income, comprehensive income and cash flows for the three months ended March 31, 2013 and 2012
• Unaudited condensed combined balance sheets as of March 31, 2013 and December 31, 2012
99.03	OGE Energy's unaudited pro forma condensed consolidated financial information and related notes:
• Unaudited pro forma condensed consolidated statements of income for the year ended December 31, 2012 and three months ended March 31, 2013
• Unaudited pro forma condensed consolidated balance sheet as of March 31, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OGE ENERGY CORP.
(Registrant)

By:	/s/ Scott Forbes
Scott Forbes
Controller and Chief Accounting Officer

July 16, 2013